UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2013

C2E Energy, Inc.

(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

65-1139235

(I.R.S. Employer Identification No.)

333-106299

(Commission File Number)

Design Quarter, Nicol Grove office Park

Leslie Road, Fourways 2044

South Africa

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: +27 (11) 513-1446

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 — REGULATION FD DISCLOSURE

On November 20, 2013, the Board of Directors of C2E Energy, Inc. agreed to change the name of the Company to C2E Capital, Inc. subject to the approval of the majority of shareholders and approval from the Regulatory Authorities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C2E Energy, Inc.
Date: November 20, 2013
	By:	/s/ Johannes Roux
Johannes Roux Principal Executive Officer, President and Director